Board of Director
                                -----------------
                   Non-Qualifying Stock Option (NSO) Agreement
                   -------------------------------------------
                       for Elected and Bonus Stock Options
                       -----------------------------------

                         Option No.:  12

                         Number of Elected Options:  4,193 NSO's
                         Number of Bonus Options:      839 NSO's
                         Total Options Granted:      5,032 NSO's
                         Exercise Price:  $35.15 per share


This Option Agreement ("Agreement") is entered into as of January 1, 2002, between FirstEnergy Corp. ("FE"), and ___________ ("Optionee") and is in lieu of the Board of Directors retainer fee.

SECTION ONE - AWARD

The Board of Directors ("Directors") of FE adopted the FE Executive and Director Incentive Compensation Plan ("Plan") on February 17, 1998. The Plan was subsequently approved by the common stock shareholders on April 30, 1998, and became effective May 1, 1998. According to the terms of the Plan, the Optionee shall receive, as of the above date, the number of Options ("Options") to purchase shares of FE Common Stock ("Shares"), at the above price, based upon the Optionee's elections indicated on the Election Form signed by the Optionee on November 16, 2001.

All grants are considered NSO's, not subject to the provisions of section 422 of the Code.


SECTION TWO - GENERAL TERMS

This Agreement is subject to the following terms and conditions as outlined in the Plan:

Options Accrued

All Options granted are earned in 2002 in proportion to each month served not to exceed 100%. A full month's credit will be given for time served after the first of the month.

All Bonus options become fully vested after the director has served four years from the date of this grant, subject to the same restrictions as the grant.

Exercise of Options

These Options will become exerciseable as of January 1, 2006, which is four years after the grant unless it becomes exerciseable prior to that date due to termination from the Board.

Expiration

These Options expire on December 31, 2011, at 2:00 PM, Akron Time, unless the Options expire earlier due to termination from the Board (or 2:00 PM on the last business day prior to such date, if the date falls on a Saturday, Sunday, or other day when the FirstEnergy General Office is closed).


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



Termination from the Board



     Event of Optionee                   Vesting                     When Options Expire           Further Information
     -----------------                   -------                     -------------------           -------------------

Retirement                   Vesting continues per vesting     Options expire on December 31,   As defined by the Board
                             schedule                          2011                             on November 7, 1997

Disability                   Vesting continues per vesting     Options expire on                As defined under Internal
                             schedule                          December 31, 2011                Revenue Code Section 22
                                                                                                (3) (3)

Death, including death       100% vesting on date of death     All options expire the earlier   Shares exercisable by the
after disability,                                              of one year after date of        beneficiary (per Article
retirement, or resignation                                     death or expiration of the       12 of the Plan, or by
before January 1, 2006                                         grant                            will or by the laws of
                                                                                                descent and distribution)

Death after January 1,       Vesting stops upon date you       All unvested options are
2006 for any reason other    leave Board                       immediately forfeited back to
than disability,                                               the Company.  All vested
retirement, or For Cause                                       options expire the earlier of
                                                               one year after
                                                               you leave the
                                                               Board or 90 days
                                                               after death, if
                                                               such death occurs
                                                               prior to one year
                                                               after
                                                               termination, or
                                                               the expiration of
                                                               the grant

Termination For Cause        Vesting stops upon date you       All vested and unvested          Termination for Cause is
                             leave Board                       options are immediately          defined in section 2.1.6
                                                               forfeited back to the Company    of the Plan

Other Termination,           Vesting stops upon date you       All unvested options are
including resignation        leave Board                       immediately forfeited back to
before January 1, 2006                                         the Company.  All vested
                                                               options expire the earlier of
                                                               90 days after you leave the
                                                               Board or expiration of the
                                                               grant

Other Termination,           Vesting stops upon date you       All unvested options are
including resignation        leave Board                       immediately forfeited back to
after January 1, 2006                                          the Company.  All vested
                                                               options expire the earlier of
                                                               one year after you leave the
                                                               Board or expiration of the
                                                               grant


Change in Control

In the event of a Change in Control (as defined in Section 2.1.7 of the Plan), all options under this Agreement become immediately exerciseable as of the date of the Change in Control.


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




Effect on the Board  Relationship

Nothing in this Agreement guarantees Board membership with FE, nor does it confer any special rights or privileges to the Optionee.

Adjustments

In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, combination, distribution, or other change in corporate structure of FE affecting the Common Stock, the Compensation Committee ("Committee") of the Board of Directors of FE will adjust the number and class of securities in this option in a manner determined appropriate to prevent dilution or diminution of the Option under this Agreement.

Forfeiture

1. All Options not earned in 2002 are immediately forfeited back to the Company upon termination from the Board.

2. All Bonus Options granted are forfeited back to the Company upon termination from the Board for any reason other than retirement, death, or disability prior to January 1, 2006.

Administration

1. This Agreement is governed by the laws of the State of Ohio without giving effect to the principles of the conflicts of laws.

2.  The terms and conditions of this Option may be modified by the Committee:
    a)  in any case permitted by the terms of the Plan or this Option,
    b)  with the written consent of the Optionee, or
    c) without the consent of the Optionee if the amendment is either not adverse to the interests of the Optionee or is required by law.

3. The administration of this Agreement and the Plan will be performed in accordance with Article 3 of the Plan. All determinations and decisions made by the Committee, the Board, or any delegate of the Committee as to the provisions of the Plan shall be final, conclusive, and binding on all persons.

4. The terms of this Agreement are governed at all times by the official text of the Plan and in no way alter or modify the Plan.

5. If a term is capitalized but not defined in this Agreement, it has the meaning given to it in the Plan.

6. To the extent a conflict exists between the terms of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

SECTION THREE - METHODS OF EXERCISING THE OPTION

Notification  to Exercise

To exercise an option, the Optionee must submit to the Administrator of the Plan the information below either on a form provided by FE, a broker form, or on a blank sheet of paper:
1.  Number of shares being purchased,
2.  The grant price,
3.  The form of payment,
4.  A statement of intention to exercise,


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

5. The signature of the Optionee, (or legal representative in the case of death or disability), and
6. Any representations or disclosures required by any applicable securities law.

Method of Payment

Payment for the transaction and associated brokerage fees may be made through the following methods:

1.   Cash Exercise -- Delivering cash equal to the cost of the exercise.

2. Stock Swap Exercise -- Surrendering certificates of FE stock previously acquired having a Fair Market Value at the time of the exercise equal to the amount of the exercise, along with a small amount of cash, not to exceed the price of one (1) share of stock.

3. Cashless Exercise - Using the net proceeds from the immediate sale of stock to pay for the exercise of the Option, as directed in the written notification to exercise the option.

4.   A combination of any of the above based upon Plan administrative rules.

Withholding Tax

Though taxes are the responsibility of the Optionee, FE shall have the right to deduct, withhold, or require the Optionee to surrender an amount sufficient to satisfy federal (including FICA and Medicare), state, and/or local taxes required by law to be withheld for any exercise.

SECTION FOUR - TRANSFER OF OPTION

The Option is not transferable during the life of the Optionee. Only the Optionee shall have the right to exercise an option, unless deceased, at which time the option may be exercised by Optionee's beneficiary (as described in Article 12 of the Plan or by will or by the laws of descent and distribution).


                                FirstEnergy Corp.



                                By _____________________________
                                        Corporate Secretary


         I acknowledge receipt of this NSO Agreement and I accept and agree with the terms and conditions stated above.


         --------------------------------       -------------------------
             (Signature of Optionee)                    (Date)



(This is XXX's YY grant under the Stock Option Program.)
Director's Stock Option Agreement.doc
02/08/02

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